UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2003

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)

1-9595 (Commission File Number)

41-0907483 (IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota (Address of principal executive offices)		55423 (Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following supplemental historical financial statements and schedules are furnished as Exhibits to this Report and reflect (a) the classification of Musicland as discontinued operations and (b) the change in the registrant’s method of accounting for vendor allowances, in each case, as if such changes were in effect as of and for the dates indicated. This supplemental historical information is being furnished voluntarily in order to facilitate analysis by investors and other users of the registrant’s financial statements.

Exhibit No.	Description of Exhibit
99.1	Consolidated Condensed Balance Sheets as of August 31, 2002, and November 30, 2002.
99.2	Consolidated Statements of Earnings for the three and six months ended August 31, 2002.
99.3	Consolidated Statements of Earnings for the three and nine months ended November 30, 2002.
99.4	Consolidated Statements of Cash Flows for the six and nine months ended August 31, 2002, and November 30, 2002.
99.5	Fiscal 2003 business segment financial information for continuing operations.

Item 9. Regulation FD Disclosure.

During the fourth quarter of fiscal 2003, the registrant committed to a plan to sell its interest in The Musicland Group, Inc. (Musicland). In accordance with accounting principles generally accepted in the United States, Musicland’s operating results were classified and reported separately for the year ended March 1, 2003, as discontinued operations. Also during the fourth quarter of fiscal 2003, the registrant changed its method of accounting for vendor allowances with the change accounted for as a cumulative effect of a change in accounting principle. On March 31, 2003, the registrant issued a news release that provided comparative consolidated statements of earnings for the first three quarters of fiscal 2003, the fourth quarter of fiscal 2002 and fiscal year 2002. Similar comparative consolidated statements of earnings for the fourth quarter of fiscal 2003 and fiscal year 2003 were included in a separate news release issued on April 1, 2003. The full text of the aforementioned news releases were also contained in separate Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 3, 2003, and April 7, 2003, respectively.

Pursuant to Item 9, “Regulation FD Disclosure,” Best Buy Co., Inc. is furnishing supplemental historical financial information including: Consolidated Condensed Balance Sheets as of August 31, 2002, and November 30, 2002; Consolidated Statements of Earnings for the three and six months ended August 31, 2002; Consolidated Statements of Earnings for the three and nine months ended November 30, 2002; Consolidated Statements of Cash Flows for the six and nine months ended August 31, 2002, and November 30, 2002; and fiscal 2003 business segment financial information for continuing operations. The supplemental historical financial statements and schedules are being furnished in order to facilitate analysis by investors and other users of the registrant’s financial statements. The financial information referred to above is included as Exhibit Nos. 99.1-99.5 to this Report and is also available on the registrant’s Web site by clicking on the “For Our Investors” link.

Best Buy Co., Inc.’s Web site (www.bestbuy.com) contains important information about the registrant, including financial and other information for investors. The registrant encourages investors periodically to visit its Web site, as information is updated and new information is posted.

Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: August 14, 2003	By:	/s/ Darren R. Jackson
Darren R. Jackson
Executive Vice President — Finance and
Chief Financial Officer